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                                                                Exhibit 24.2.n.2

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors and Legal Counsel" and to use of our report dated November 25, 2003, in this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (No. 333-105371/ No. 811-21351) of the SEI Absolute Return Fund, L.P.

                                               Ernst & Young LLP

Philadelphia, Pennsylvania
November 25, 2003